SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 8, 2021

GEOVAX LABS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52091	87-0455038
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

1900 Lake Park Drive, Suite 380

Smyrna, Georgia 30080

(Address of principal executive offices) (Zip code)

(678) 384-7220

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GOVX	The Nasdaq Capital Market
Warrants to Purchase Common Stock	GOVXW	The Nasdaq Capital Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial reporting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Form 8-K and other reports filed by GeoVax Labs, Inc. (the “Registrant” or the “Company”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant’s management.  When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements.  Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.  Except as required by law, the Registrant does not undertake to update its forward-looking statements.

Item 1.01 Entry Into Material Definitive Agreements.

On February 8, 2021, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) with Maxim Group LLC (the “Underwriter”), for an underwritten bought deal offering (the “Offering”) of an aggregate of 1,440,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”). The public offering price was $6.25 per share and the Underwriter agreed to purchase them for $5.8125 per share, representing a 7% discount to the public offering price. The Company granted the Underwriter a 45-day option to purchase up to 204,000 additional shares to cover over-allotments, if any.

The gross proceeds from the Offering are approximately $9.0 million, or approximately $10.3 million if the Underwriter exercises in full its over-allotment option, before deducting underwriting discounts and commissions and other offering expenses. Maxim Group LLC is acting as the sole book-running manager of the Offering.

 The Offering was made pursuant to the Company’s effective shelf registration statement on Form S-3 (SEC File No. 333-252437) (the “Registration Statement”) and the related base prospectus included therein, as supplemented by the prospectus supplement dated  February 8, 2021 which was filed with the SEC prior to the closing of the transactions contemplated by the Underwriting Agreement. The legal opinion and consent of Womble Bond Dickinson (US) LLP addressing the validity of the Common Stock sold in the Offering is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The Underwriting Agreement contains customary representations, warranties, and covenants by the Company and customary conditions to closing, obligations of the parties and termination provisions. Additionally, under the terms of the Underwriting Agreement, the Company has agreed to indemnify the Underwriter for losses, expenses and damages arising out of or in connection with the Offering, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or contribute to payments the Underwriter may be required to make with respect to these liabilities.

Pursuant to the Underwriting Agreement, the Company agreed to issue to the Underwriter, as a portion of the underwriting compensation payable to the Underwriter, warrants to purchase up to a total of 72,000 shares of Common Stock (the “Underwriter’s Warrants”). The Underwriter’s Warrants are exercisable at $6.875 per share, are initially exercisable 180 days after the closing date of the Offering and have a term of three years from their initial exercise date. Pursuant to the customary FINRA rules, the Underwriter’s Warrants are subject to a lock-up agreement pursuant to which the Underwriter will not sell, transfer, assign, pledge, or hypothecate these warrants or the securities underlying these warrants, nor will it engage in any hedging, short sale, derivative, put, or call transaction that would result in the effective economic disposition of the warrants or the underlying securities for a period of 180 days from the closing date of the Offering.  In addition, the Company also agreed to pay an aggregate cash fee of 8% in the event investors previously introduced to the Company by the Underwriter provide capital to the Company during the period beginning 91 days after the closing date and ending March 29, 2022.

Pursuant to the Underwriting Agreement, the Company also granted a right of first refusal which is substantially similar to that granted to the Underwriter and Joseph Gunnar & Co., LLC (“Joseph Gunnar”) previously in connection with a prior offering. Pursuant to this right, which is effective until March 29, 2022, the Underwriter and Joseph Gunnar may elect to act as lead managing underwriter and book-runner and book runner and/or placement agent at their discretion, for each and every future public or private equity, equity-linked or debt (excluding commercial bank debt) offering, including all equity linked financings undertaken during such period by the Company, any subsidiary, or any successor to the Company, but excluding certain fund-raising efforts of Immutak Oncology, Inc. In the event that both the Underwriter and Joseph Gunnar exercise their respective right of first refusal as to the same public equity offering, the economic participation between the Representative and Joseph Gunnar for this right of first refusal shall be 75% to the Underwriter and 25% to Joseph Gunnar.

The Company has agreed that, for a period of 90 days following entry into the Underwriting Agreement, among other things, neither the Company nor any subsidiary shall issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of common stock or common stock equivalents, certain to certain exceptions.

The foregoing summary of the Underwriting Agreement does not purport to be complete and is qualified in their entirety by Exhibit 1.1 attached hereto and incorporated herein by reference.

The transactions contemplated by the Underwriting Agreement are expected to close on or about February 11, 2021.

This Current Report contains forward-looking statements that involve risk and uncertainties, such as statements related to the amount of net proceeds expected from the Offering. The risks and uncertainties involved include various risks detailed in the Prospectus and the Company’s SEC filings.

Item 8.01 Other Events.

On February 8, 2021, the Company issued a press release announcing the Offering. A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
1.01	Underwriting Agreement, dated February 8, 2021, between GeoVax Labs, Inc. and Maxim Group LLC.
5.1	Legal Opinion of Womble Bond Dickinson (US) LLP
10.1	Form of Underwriter’s Warrant Agreement
99.1	Press Release February 8, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2021

GEOVAX LABS, INC.

By:	/s/ Mark W. Reynolds
Mark W. Reynolds
Chief Financial Officer

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